Exhibit 31.1
                                  CERTIFICATION

         I, Joseph V. Ciaburri, Chairman and Chief Executive Officer of Southern Connecticut Bancorp, Inc., certify that:

          1. I have reviewed this quarterly report on Form 10-QSB of Southern Connecticut Bancorp, Inc. ("Bancorp");

          2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

          3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Bancorp as of, and for, the periods presented in this quarterly report;

          4. Bancorp's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15 (e)) for Bancorp and have:

               (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Bancorp, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

               (b) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this quarterly report based on such evaluation; and

               (c) Disclosed in this quarterly report any change in Bancorp's internal controls over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Bancorp's internal control over financial reporting; and

5. Bancorp's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Bancorp's auditors and the audit committee of Bancorp's board of directors (or persons performing the equivalent functions):

               (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Bancorp's ability to record, process, summarize and report financial information; and

               (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls.





                                          By: /S/ JOSEPH  V. CIABURRI
                                             ------------------------
                                          Joseph V. Ciaburri
Date: May 13, 2005                        Chairman and Chief Executive Officer